COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commitments:

1.
With respect to the participation of the Israeli Government in software research and development costs, the Company is committed to pay to the Government royalties at the rate of 3%-3.5% of revenues from sale of its iCMR software, up to a maximum of 100% of the amount of participation received, linked to the dollar, plus interest at the LIBOR rate.

The Company's total outstanding obligation in respect of royalty-bearing Government participation received or accrued, net of royalties paid or accrued, amounted to $408 as of December 31, 2015.

2.
The Company has entered into non-cancelable operating lease agreements for the lease of motor vehicles, facilities rental and certain equipment. The leasing deposits are recorded as part of other account receivables.

The Company's facilities are leased under non-cancelable operating lease agreements, which expire on various dates, the latest of which is in 2016.

As of December 31, 2015, the Company is required to make the following minimum lease payments under operating leases for its motor vehicles, rental facilities and certain equipment:

2016	$1,602
2017	1,115
2018	572
2019	442
2020	258
2021	162

Total	$4,151

Rental expenses for motor vehicles, facility rental and certain equipment expenses amounted to $ 1,323, $ 1,279 and $ 1,194 for the years ended December 31, 2013, 2014 and 2015, respectively.

3.
Starting from October 2015, the Company had a line of credit with an Israeli bank ("the bank") for total borrowing of up to $ 500, based on several conditions and financial covenants. The line of credit bears interest rate of Libor + 4%.

During the year ended December 31, 2015, from time to time the Company used this line of credit and recorded interest expenses in the amount of $ 3.

Subsequent to year end, on March 6, 2016, the Company replaced the current line with a new line of credit with the same bank. According to the agreement, the Company is provided with the aggregate principal amount of account receivables ("AR") loan and AR credit line which will not exceed the lower of $3,000 and the sum of 70% of the aggregate value of eligible AR, as defined in the agreement. The line of credit bears interest rate of Libor + 4.2%. In the framework of the agreement, the Company undertook certain financial covenants, which mainly effected by cash, AR and EBITDA.

b.	Charges:

1.
To secure compliance with the conditions related to the Company's "Approved Enterprise" status, the Company registered a floating charge on equipment and other assets. The charge is unlimited in amount and it may not be further pledged or transferred without the prior consent of the beneficiaries.

2.
To secure revolving credit facilities and guarantees from a bank, the Company recorded a floating charge on its plant, assets and rights and fixed charges on its unpaid share capital and its goodwill in favor of this bank (see also note 8a).

c.	Guarantees:

1.	The Company has secured some of its lease agreements by a bank guarantee in the amount of $ 119.

2.	The Company provided certain customers and vendors with a $ 290 bank guarantee.

d.	Legal proceedings:

During 2015, two of the Company's customers in Europe filed lawsuits due to certain commercial disputes, with claims for payment of $92 and $79 respectively. The company denies all claims and is vigorously defending the suits, but is unable to predict the outcome at this stage.